SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 19, 2003

ShoLodge, Inc.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840	62-1015641
(Commission File Number)	(I.R.S. Employer Identification Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

ITEM 7–FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Signatures
EX-99.1 PRESS RELEASE 11/19/03

ITEM 7–FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

99.1 Press Release dated November 19, 2003*

     *     Filed herewith

ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 19, 2003, the Company issued a press release announcing financial results for the third quarter ended October 5, 2003, a copy of which is attached hereto as Exhibit 99.1.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.

Date: November 20, 2003	By:	/s/ Bob Marlowe Bob Marlowe Secretary-Treasurer Chief Accounting Officer